UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 6, 2007

AutoZone, Inc.
(Exact name of registrant as specified in its charter)

Nevada	1-10714	62-1482048
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 South Front Street, Memphis, Tennessee	38103
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (901) 495-6500

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 6, 2007, AutoZone, Inc. (the Company) issued a press release announcing that its Board of Directors has authorized the repurchase of an additional $500 million of the Company's common stock in connection with its ongoing share repurchase program.

The Company also announced that William C. Rhodes, III, was elected Chairman of the Board. Mr. Rhodes' new title is Chairman, President and Chief Executive Officer. He replaces J.R. Hyde, III as Chairman. Mr. Hyde will remain a member of the Board. The Board also named W. Andrew McKenna as Lead Director.

A copy of the press release is furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits

99.1   Press Release dated June 6, 2007.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AutoZone, Inc. (Registrant)
June 6, 2007 (Date)	/s/ HARRY L. GOLDSMITH Harry L. Goldsmith Executive Vice President, General Counsel and Secretary

Exhibit Index
99.1	Press release dated June 6, 2007